CAPITAL STOCK	12 Months Ended
Dec. 31, 2023
Class of Stock Disclosures [Abstract]
CAPITAL STOCK	CAPITAL STOCK
The Company is authorized to issue up to 2,000,000,000 shares of common stock, with a par value of $1. Common shareowners are entitled to receive such dividends as may be declared by the Board of Directors, are entitled to one vote per share, and are entitled, in the event of liquidation, to share ratably in all the assets of the Company which are available for distribution to the common shareowners. Common shareowners do not have preemptive or conversion rights. Shares of common stock issued and outstanding or held in treasury are not liable to further calls or assessments. There are no restrictions on the Company relative to dividends or the repurchase or redemption of common stock.
On April 24, 2023, the Board of Directors authorized the repurchase of up to a total of $10 billion of Honeywell common stock, including approximately $2.1 billion of remaining availability under the previously announced $10 billion share repurchase authorization. Approximately $7.1 billion and $2.9 billion remained available as of December 31, 2023, and 2022, respectively, for additional share repurchases.
Honeywell repurchased approximately 19.2 million and 21.9 million shares of its common stock during the years ended December 31, 2023, and 2022, for $3.7 billion and $4.2 billion, respectively.
The Company is authorized to issue up to 40,000,000 shares of preferred stock, without par value, and can determine the number of shares of each series, and the rights, preferences, and limitations of each series. At December 31, 2023, there was no preferred stock outstanding.